EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3
------------------------------------------------------------------

EXHIBIT A:
Report of Independent Auditors

To the Individual General Partners of
Augusta Partners, L.P.

In planning and performing our audit of the financial statements of Augusta Partners, L.P. for the year ended December 31, 1999, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of Augusta Partners, L.P. is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above at December 31, 1999.

This report is intended solely for the information and use of management, the Board of Directors of Augusta Partners, L.P., and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

ERNST & YOUNG LLP
February 11, 2000




EXHIBIT B:
10f-3 Exhibit

Augusta Partners, L.P.

For the twelve month period ended December 31, 1999, Augusta Partners, L.P. ( the "Partnership" ) engaged in several transactions that involved the purchase of securities during the existence of an underwriting or selling syndicate in which CIBC World Markets Corp., an affiliated person of the Partnership, participated as an underwriter. The Partnership did not purchase securities from CIBC World Markets Corp., or any of its affiliates, in any of such transactions.

The Individual General Partners of the Partnership (who constitute the "directors" of the Partnership for the purposes of the Investment Company Act of 1940 (the "1940
Act")), including a majority of the Individual General
Partners who are not interested persons of the Partnership, have adopted Rule 10f-3 procedures, pursuant to which such transactions may be effected by the Partnership. At their regular quarterly meetings, the Individual General Partners reviewed such transactions and determined that each of the transactions met the requirements of Rule 10f-3 under the 1940 Act, with the exception of the purchase of NorthPoint
Communications Group, Inc. on May 5, 1999. This issuer did not meet the requirement of being in continuous operation for three years or more. This security was sold by the Partnership on May 11, 1999 resulting in a short-term capital gain of $321,352. Details of the transactions have been attached as an exhibit.


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/18/99
Name of Issuer/Issue:   Ivillage, Inc.
Principal Amount of Offering:  3.65MM SHS
Price/Spread:  $24 / 1.68
Amount Purchased by the Fund:  5,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/19/99
Name:  Thomas Kyle			Date
Title:    Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/11/99
Name of Issuer/Issue:   Insurance Mgmt. Solutions Group / Common
Stock
Principal Amount of Offering:  3.35MM SHS
Price/Spread:  $11 / 0.77
Amount Purchased by the Fund:  5,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/12/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/10/99
Name of Issuer/Issue:   Prodigy Communications Corp.
Principal Amount of Offering:  8MM SHS / Common Stock
Price/Spread:  $15 / 1.0125
Amount Purchased by the Fund:  10,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/11/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/04/99
Name of Issuer/Issue:   Albany Molecular Research, Inc.
Principal Amount of Offering:  2.5MM SHS
Price/Spread:  $20 / $1.40
Amount Purchased by the Fund:  5,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/05/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/01/99
Name of Issuer/Issue:   Mede America Corp. / Common Stock
Principal Amount of Offering:  4,615,400 SHS
Price/Spread:  $13 / 0.91
Amount Purchased by the Fund:  4,055 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/08/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  01/21/99
Name of Issuer/Issue:   NVIDIA / Common Stock
Principal Amount of Offering:  3,500,000 SHS
Price/Spread:  $12 / .84
Amount Purchased by the Fund:  6,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             01/22/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  05/05/99
Name of Issuer/Issue:  Northpoint Communications Group, Inc. /
Common Stock
Principal Amount of Offering:  15,000,000 SHS
Price/Spread:  $24 / 1.68
Amount Purchased by the Fund:  30,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.        X     	Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.       X     	The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3
years, including the operations of any predecessors.
6.      X    	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X     	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X    	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              05/06/99
Name:  Thomas Kyle			Date
Title:  Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  05/03/99
Name of Issuer/Issue:   Goldman Sachs Group, Inc.
Principal Amount of Offering:  69,000,000
Price/Spread:  $53 / $2.25
Amount Purchased by the Fund:  50,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.        X     	Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.       X     	The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.      X    	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X    	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X     	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X    	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              05/04/99
Name:  Thomas Kyle			Date
Title:  Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/05/99
Name of Issuer/Issue:  PLX Technology Inc. / Common Stock
Principal Amount of Offering:  3,300,000 SHS
Price/Spread:  $9.00 / 0.63
Amount Purchased by the Fund:  5000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.        X     	Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.       X     	The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.      X    	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X    	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X     	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X    	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              04/06/99
Name:  Thomas Kyle			Date
Title:  Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/23/99
Name of Issuer/Issue:   Softnet Systems, Inc.
Principal Amount of Offering: 4,000,000 SHS / Common Stock Price/Spread: $33 / 1.98
Amount Purchased by the Fund:  5,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.        X     	Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.       X     	The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.      X    	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X    	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X     	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X    	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             04/24/99
Name:  Thomas Kyle			Date
Title:  Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  06/23/99
Name of Issuer/Issue:   TD Waterhouse
Principal Amount of Offering:  42 MM SHS
Price/Spread:  $24 / $1.14
Amount Purchased by the Fund:  10,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.        X     	Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.       X     	The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.      X    	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X    	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X     	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X    	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             06/24/99
Name:  Thomas Kyle			Date
Title:  Partner

 SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 09/29/99
Name of Issuer/Issue: Telemate.net software
Principal Amount of Offering: 3,500M Shares
Price/Spread:  $14 / 0.98
Amount Purchased by the Partnership: 9,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Partnership was made
prior to the end of the first full business day on
which any sales are made, and, if the securities are
offered for subscription upon exercise of rights, on or
before the fourth day preceding the day on which the
rights offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Partnership or
(b) a person of which any of the persons noted in (a)
is an affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             09/30/99
Name:  Thomas Kyle			Date
Title:    Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 09/16/99
Name of Issuer/Issue: Garden.com Inc.
Principal Amount of Offering: 4,100M Shares
Price/Spread:  $12 / 0.84
Amount Purchased by the Partnership: 25,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Partnership was made
prior to the end of the first full business day on
which any sales are made, and, if the securities are
offered for subscription upon exercise of rights, on or
before the fourth day preceding the day on which the
rights offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Partnership, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Partnership or
(b) a person of which any of the persons noted in (a)
is an affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             09/16/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 07/13/99
Name of Issuer/Issue: TIBCO SOFTWARE INC.
Principal Amount of Offering: 7,300,000 SHS
Price/Spread:  $15 / 1.05
Amount Purchased by the Partnership: 23,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Partnership was made
prior to the end of the first full business day on
which any sales are made, and, if the securities are
offered for subscription upon exercise of rights, on or
before the fourth day preceding the day on which the
rights offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Partnership, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Partnership or
(b) a person of which any of the persons noted in (a)
is an affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             07/14/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 07/13/99
Name of Issuer/Issue: COMMTOUCH SOFTWARE, LTD / COMMON STOCK Principal Amount of Offering: 3MM SHS
Price/Spread:  $16 / $1.12
Amount Purchased by the Partnership: 10,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Partnership was made
prior to the end of the first full business day on
which any sales are made, and, if the securities are
offered for subscription upon exercise of rights, on or
before the fourth day preceding the day on which the
rights offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Partnership, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Partnership or
(b) a person of which any of the persons noted in (a)
is an affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             07/14/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 07/29/99
Name of Issuer/Issue: Net2phone, Inc./ Common Stock
Principal Amount of Offering: 5.4 SHS
Price/Spread:  $15 / 1.05
Amount Purchased by the Partnership: 5,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Partnership was made
prior to the end of the first full business day on
which any sales are made, and, if the securities are
offered for subscription upon exercise of rights, on or
before the fourth day preceding the day on which the
rights offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Partnership, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             07/30/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  12/10/99
Name of Issuer/Issue:   ESPEED Inc,  / Common Stock
Principal Amount of Offering:  9,000,000  SHS
Price/Spread:  $22 / 1.43
Amount Purchased by the Partnership:  30,000  SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Partnership was made
prior to the end of the first full business day on
which any sales are made, and, if the securities are
offered for subscription upon exercise of rights, on or
before the fourth day preceding the day on which the
rights offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X     	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X      	The amount of securities of any class purchased by
the Partnership, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Partnership or
(b) a person of which any of the persons noted in (a)
is an affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             12/13/99
Name:  Thomas Kyle			Date
Title:    Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 12/09/99
Name of Issuer/Issue: Tularik Inc. / Common Stock
Principal Amount of Offering: 6,950,000 SHS
Price/Spread:  $14.00 / 0.98
Amount Purchased by the Partnership:  50,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.        X     	Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.       X     	The purchase for the Partnership was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.      X    	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X    	The amount of securities of any class purchased by
the Partnership, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X     	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Partnership or
(b) a person of which any of the persons noted in (a)
is an affiliated person.
8.       X    	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              12/10/99
Name:  Thomas Kyle			Date
Title:  Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 11/16/99
Name of Issuer/Issue: Korea Thrunet Co., Ltd / Common Stock
Principal Amount of Offering: 10,100,000 SHS
Price/Spread:  $18 / $1.26
Amount Purchased by the Partnership: 4,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.        X     	Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.       X     	The purchase for the Partnership was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.      X    	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X    	The amount of securities of any class purchased by
the Partnership, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X     	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Partnership or
(b) a person of which any of the persons noted in (a)
is an affiliated person.
8.       X    	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              11/17/99
Name:  Thomas Kyle			Date
Title:  Partner
SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 11/08/99
Name of Issuer/Issue: Charter Communications, Inc. / Common Stock Principal Amount of Offering: 170MM SHS
Price/Spread:  $19 / .76
Amount Purchased by the Partnership: 850,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.        X     	Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.       X     	The purchase for the Partnership was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.       X     	The underwriting was a firm commitment
underwriting.
4.      X    	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.      X    	Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.      X    	The amount of securities of any class purchased by
the Partnership, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.       X     	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Partnership or
(b) a person of which any of the persons noted in (a)
is an affiliated person.
8.       X    	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              11/09/99
Name:  Thomas Kyle			Date
Title:  Partner


  	Eligible Municipal Securities means "municipal securities," as defined in Section 3(a)(29) of the Exchange
Act, that have received an investment grade rating from at least one NRSRO; provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.